UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): July 14, 2003 (July 14, 2003)

                              PREMIERWEST BANCORP
               (Exact name of Company as specified in its charter)

          Oregon                    000-50332                   93-1282171
-------------------------   -------------------------   ------------------------

     (State or other
     jurisdiction of                                         (I.R.S. Employer
      incorporation)          (Commission File No.)        Identification No.)

                     503 Airport Road, Medford, Oregon 97504
                    (Address of Principal Executive Offices)

                                 (541) 618-6003
              (Registrant's telephone number, including area code)

                                 Not Applicable
              (Former name or former address, if changed since last report.)

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

        (c)   Exhibits.

                99.1   Press Release, dated July 14, 2003.


ITEM 9.       REGULATION FD DISCLOSURE

The information, furnished under this "Item 9. Regulation FD Disclosure," is intended to be furnished under "Item 12. Disclosure of Results of Operations and Financial Condition" in accordance with SEC Release No. 33-8216. On July 14, 2003, PremierWest Bancorp issued a press release announcing its second quarter operating statistics. A copy of the press release is attached as Exhibit 99.1.














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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed for and on its behalf by the undersigned hereunto duly authorized.

                                                PREMIERWEST BANCORP


Date:  July  14, 2003                       By: /s/ Tom Anderson
                                                ---------------------------
                                                Tom Anderson
                                                Chief Financial Officer













































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